UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2018

DROPCAR, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-34643	98-0204758
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

DropCar, Inc.
1412 Broadway, Suite 2105
New York, New York 10018
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (646) 342-1595

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01
Completion of Acquisition or Disposition of Assets.

On December 24, 2018, DropCar, Inc. (the “Company”) completed the previously announced sale of WPCS International – Suisun City, Inc., a California corporation (“WPCS”), the Company’s wholly-owned subsidiary, pursuant to the terms of a stock purchase agreement, dated December 10, 2018 (the “Purchase Agreement”) by and between the Company and World Professional Cabling Systems, LLC, a California limited liability company (the “Purchaser”). Upon the closing of the sale, the Purchaser acquired all of the issued and outstanding shares of common stock, no par value per share, of WPCS, for an aggregate purchase price of $3,500,000.

The foregoing description of the Purchase Agreement is incomplete, and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

In connection with the sale of WPCS, on December 27, 2018, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On December 23, 2018, the Company issued to each of Spencer Richardson, the Company’s Chief Executive Officer, and David Newman, the Company’s Chief Business Development Officer, options to purchase 398,049 shares of the Company’s common stock, par value $0.0001 per share. The options have an exercise price equal to $0.27 per share and vested in full upon the date of grant. The option grants were issued as compensation in lieu of a cash milestone payment to each of Mr. Richardson and Mr. Newman pursuant to the terms of each of their respective employment agreements.

Item 9.01
Exhibits.

(d) Exhibits.

10.1
Stock Purchase Agreement, dated as of December 10, 2018, by and among DropCar, Inc. and World Professional Cabling Systems, LLC (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 14, 2018).

99.1	Press Release, dated December 27, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DROPCAR, INC.

Date: December 27, 2018	By:	/s/ Spencer Richardson
Name: Spencer Richardson
Title: Chief Executive Officer

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